UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2019

VITAMIN SHOPPE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34507	11-3664322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Harmon Meadow Blvd.

Secaucus, New Jersey 07094

(Address of Principal Executive Offices, including Zip Code)

(201) 868-5959

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VSI	The New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2019, David Mock resigned from his current position as Executive Vice President—Chief Merchandising Officer of Vitamin Shoppe, Inc. (the “Company”), effective May 31, 2019. In connection with Mr. Mock’s resignation, the Company and Mr. Mock entered into a Resignation of Employment and Consulting Agreement (the “Consulting Agreement”); whereby, Mr. Mock will serve as a consultant to the Company for a period commencing on June 1, 2019 and ending on or about December 31, 2019.

In connection with Mr. Mock’s appointment as Executive Vice President—Chief Merchandising Officer of the Company in July 2018, Mr. Mock received a cash signing bonus of $500,000 (the “Signing Bonus”) which was contingent on his continued service at the Company until July 12, 2020. As of the effective date of Mr. Mock’s resignation, Mr. Mock will be obligated to repay the Company a portion of the Signing Bonus (the “Repayment Obligation”). In exchange for his services under the Consulting Agreement, for each full month which Mr. Mock provides his service to the Company, the Company will waive 1/7th of the Repayment Obligation until the full Repayment Obligation is discharged at the expiration of the Consulting Agreement.

The foregoing summary of the terms of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, dated as of May 1, 2019, by and between David Mock and the Company, a copy of which is attached as Exhibit 10.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Document

10.1	Resignation of Employment and Consulting Agreement, dated May 1, 2019, by and between David Mock and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAMIN SHOPPE, INC.

Date: May 2, 2019	By:	/s/ David M. Kastin
	Name:	David M. Kastin
	Title:	Senior Vice President, General Counsel and Corporate Secretary